SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (DATE OF EARLIEST EVENT REPORTED) January 29, 2004

                         MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  MASSACHUSETTS
                  ______________________________________________

                  (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  000-32465                                04-3402789
                  ---------                                ----------
         (COMMISSION FILE NUMBER NO.)          (IRS EMPLOYER IDENTIFICATION NO.)


                                 11 MAPLE AVENUE
                              SHREWSBURY, MA. 01545
               ___________________________________________________
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 751-5432
                       __________________________________

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 12.   Results of Operations and Financial Condition.

     On December 12, 2003, Mass Megawatts Wind Power, Inc. issued a press release announcing certain financial results for the fiscal quarter ended October 31,2003. The full text of the press release is attached hereto as
Exhibit 99.1 to this Current Report on. Form 8-K.

     We have also attached, as Exhibit 99.2, press releases announcing certain financial results for the fiscal quarter ended July 31,2003 and fiscal year ended April 30, 2003.

The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.


Index to and Description of Exhibits

Exhibit 99.1     Press release reporting Fiscal Quarter ended October 31, 2003

Exhibit 99.2     Press releases reporting:
                    Fiscal Quarter ended July 31,2003
                    And Fiscal Year Ended April 30,2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MASS MEGAWATTS WIND POWER, INC.
                                             (Registrant)

Dated: January 29, 2004               By: /s/ Jonathan  C.  Ricker
                                      -------------------------------------
                                                     Jonathan C. Ricker
                                                    Chief Executive Officer
                                                    Chief Financial Officer


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